                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549




                                      FORM 8-K/A
                                  (Amendment No. 1)

                                    CURRENT REPORT


                     Filed Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): April 30, 1998


                     AMERICAN REAL ESTATE INVESTMENT CORPORATION
                (Exact Name of Registrant as Specified in its Charter)


-------------------------------------------------------------------------------
         Maryland                   1-12514                   84-1246585
      (State or Other             (Commission               (IRS Employer
      Jurisdiction of            File Number)            Identification No.)
      Incorporation)
-------------------------------------------------------------------------------

                        620 W. Germantown Pike, Suite 200
                      Plymouth Meeting, Pennsylvania 19462
               (Address of Principal Executive Offices)(Zip Code)

-------------------------------------------------------------------------------

               Registrant's telephone number, including area code:
                                 (610) 834-7950

-------------------------------------------------------------------------------

The purpose of this filing is to file the Item 7 information for the acquisition of the Galesi Properties, which was consummated on April 30, 1998, and was originally reported in a Current Report on Form 8-K filed on May 14, 1998, and the acquisition of the Fed One Industrial Portfolio, which was consummated on June 29, 1998, and was originally reported in a Current Report on Form 8-K filed on July 7, 1998. In addition, the Company is reporting the Item 7 information related to the sale of Quadrangles Village Apartments which was consummated on June 24, 1998 and was originally reported in a Current Report on Form 8-K filed on July 7, 1998.

ITEM 5.   OTHER EVENTS

On July 8, 1998, the Company announced, in a press released attached hereto as Exhibit 99.1 and incorporated herein by reference, agreements to sell in a private placement 1,092,051 shares of its Common Stock for an aggregate purchase price of $18,018,841 (the "Private Placement") to several institutional purchasers including certain accounts managed by CRA Real Estate Securities, L.P. and Morgan Stanley Asset Management, Inc. The shares will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

The subscription agreements (which are filed as exhibits 10.7 and 10.8 hereto) (the "Agreements") for the Private Placement include provisions for a purchase price adjustment on the earlier of the first business day after the first anniversary of the closing or the first business day after a Liquidating Event, as defined in the Agreement, has occurred and the average price of the Company's Common Stock for a 30-day period preceding such date is greater than $19.50 or less than $15.50 per share of Common Stock. In the event the average price is less than $15.50, the Company is required to deliver to the purchasers cash in an amount equal to (i) the difference between $15.50 and the average price, multiplied by (ii) the number of shares of Common Stock purchased. In the event the average price is greater than $19.50, the purchasers are required to deliver to the Company the number of shares of Common Stock equal to (i) the difference between the average price and $19.50, divided by (ii) the average price, multiplied by (iii) the number of shares of Common Stock purchased in the Private Placement. The Company has granted certain registration rights to the purchasers pursuant to the Registration Rights Agreements attached hereto as Exhibits 10.5 and 10.6. The Company encourages its stockholders to see the Agreements and the Registration Rights Agreements for other details regarding the Private Placement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

          The audited statements of revenue and certain operating expenses of the Galesi Properties and the Fed One Industrial Portfolio for the year ended December 31, 1997 and the three month period ended
          March 31, 1998 (unaudited) are included on pages F-19 to F-27.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Unaudited pro forma financial information which reflects the Company's acquisitions of the Galesi Properties and the Fed One Industrial Portfolio and the disposition of the Quadrangles Village Apartments and the effect of the Private Placement as of and for the year ended December 31, 1997 and the three month period ended March 31, 1998 are included on pages F-1 to F-18.

     (c)  EXHIBITS

          10.1    Contribution Agreement between American Real Estate
                  Investment, L.P., and Northeastern Industrial Park, Inc. and
                  Guilderland Ventures, Inc.
          10.2    Contribution Agreement between American Real Estate
                  Investment, L.P., and Columbia Executive I Assoc., Columbia
                  Executive II Assoc., Columbia Executive III Assoc., Columbia
                  Executive V Assoc., Columbia Executive VI Assoc., Columbia
                  Executive VII Assoc., and Columbia Executive VIII Assoc.
          10.3    Agreement of Sale and Purchase - Fed One Industrial Portfolio
          10.4    Revolving Credit Facility between American Real Estate
                  Investment, L.P., American Real Estate Investment Corporation and BankBoston, N.A., and DLJ Capital Funding, Inc.


          10.5    Registration Rights Agreement between American Real Estate
                  Investment Corporation and CRA Real Estate Securities, L.P.
                  (as attorney-in-fact for the purchasers named therein)
          10.6    Registration Rights Agreement between American Real Estate
                  Investment Corporation and Morgan Stanley Asset Management,
                  Inc. (as attorney-in-fact for the purchasers named therein)
          10.7    Subscription Agreement between American Real Estate
                  Investment Corporation and CRA Real Estate Securities, L.P.
                  (as attorney-in-fact for the purchasers named therein)
          10.8    Subscription Agreement between American Real Estate
                  Investment Corporation and Morgan Stanley Asset Management,
                  Inc. (as attorney-in-fact for the purchasers named therein)
          99.1    Press release dated July 8, 1998

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AMERICAN REAL ESTATE INVESTMENT
                                   CORPORATION


     Date:  July 14, 1998         By   /s/ Jeffrey E. Kelter
                                       ---------------------
                                       Jeffrey E. Kelter
                                       President

     Date:  July 14, 1998         By:  /s/ Timothy E. McKenna
                                       ----------------------
                                       Timothy E. McKenna
                                       Treasurer
                                       (Principal Financial and Accounting
                                       Officer)

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

                                        INDEX

I.   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
     FINANCIAL INFORMATION

     -    Pro Forma Condensed Consolidating Balance Sheet as of March 31, 1998 . . . . . . . . .F-3
     -    Pro Forma Condensed Consolidating Statement of Operations for the
          three month period ended March 31, 1998. . . . . . . . . . . . . . . . . . . . . . . .F-4
     -    Pro Forma Condensed Consolidating Statement of Operations for the
          year ended December 31, 1997 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .F-5
     -    Notes to Management's Assumptions to Unaudited Pro Forma
          Condensed Consolidating Financial Information. . . . . . . . . . . . . . . . . . . . .F-6


II.  THE GALESI PROPERTIES
     -    Report of Independent Public Accountants.. . . . . . . . . . . . . . . . . . . . . . F-19
     -    Statement of Revenue and Certain Expenses for the three month period ended March 31, 1998 (unaudited) and year ended
          December 31, 1997. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-20
     -    Notes to Statement of Revenue and Certain Expenses . . . . . . . . . . . . . . . . . F-21

III. FED ONE INDUSTRIAL PORTFOLIO
     -    Report of Independent Public Accountants.. . . . . . . . . . . . . . . . . . . . . . F-24
     -    Statement of Revenue and Certain Expenses for the three month period ended March 31, 1998 (unaudited) and year ended
          December 31, 1997. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-25
     -    Notes to Statement of Revenue and Certain Expenses . . . . . . . . . . . . . . . . . F-26

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


The following sets forth the unaudited pro forma condensed consolidating balance sheet at March 31, 1998 and the unaudited pro forma condensed consolidating statements of operations for American Real Estate Investment Corporation (the "Company") for the three months ended March 31, 1998 and the year ended December 31, 1997.

The pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those acquistions deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The unaudited pro forma consolidating financial information is presented as if the following events occurred on March 31, 1998 for balance sheet purposes and on January 1, 1997 for purposes of the statements of operations:

- The Company acquired the properties described in Note 1 to these pro forma financial statements

- THE QUADRANGLES VILLAGE APARTMENTS. On June 24, 1998, the Company sold Quadrangles Village Apartments, a 510-unit apartment building located in Tempe, Arizona for approximately $26,500,000.

- AMERICANA LAKEWOOD APARTMENTS AND OTHER PROPERTY DISPOSITIONS. On January 9, 1998, the Company consummated the sale of a 300 unit multi-family residential property known as Americana Lakewood Apartments located in the metropolitan Denver area for a gross sales price of $15,066,000.
     In addition, during 1997, the Company sold three other directly owned and one indirectly owned multi-family residential properties (Timberleaf, Sedona, International and Emerald Point).

- THE GALESI PROPERTIES ACQUISITION. On April 30, 1998, the Company acquired, from entities affiliated with the Galesi Group, approximately 790,000 square feet located in Albany, New York for approximately $59,000,000. These properties consist of seven Class A office buildings and three state-of-the-art, partially refrigerated industrial buildings.

- THE FED ONE INDUSTRIAL PORTFOLIO ACQUISITION. On June 29, 1998, the Company acquired three industrial buildings located in Ohio. A brief description of the properties is as follows:

     - 3530 East Pike, Zanesville, Ohio - a 300,000 square foot industrial facility which is 100% leased to Owens Brockway. This property was purchased for approximately $5,000,000.
     - 1030 Edgewood Drive, Urbana, Ohio - a 200,000 square foot industrial facility which is 100% leased to SC Johnson Wax. This property was purchased for approximately $3,900,000.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


     - 16725 Square Drive, Marysville, Ohio - a 133,500 square foot industrial facility which is 100% leased to Midwest Express. This property was purchased for approximately $2,800,000.

- On July 9, 1998, the Company issued 1,092,051 shares of Common Stock at $16.50 per share to various institutional investors in a Private Placement (the "Private Placement"). The net proceeds from the Private Placement were contributed to American Real Estate Investment, L.P. (the "Operating Partnership") in exchange for 1,092,051 units of limited partnership interest ("OP Units").

All of the above acquisition transactions were accounted for using the purchase method of accounting.

This unaudited pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company for the year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1998 which are incorporated by reference.

The pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transactions discussed above been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations of the Company. In management's opinion, all adjustments consisting of normal recurring adjustments necessary to reflect the effects of the transactions have been made.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

        PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET--AS OF MARCH 31, 1998

              (Unaudited--in thousands, except share and per share data)



                                   The                         The                      Fed One                              The
                                 Company       Property      Company    The Galesi    Industrial    Private     Pro Forma  Company
                                Historical  Disposition(A) As Adjusted Properties(B) Portfolio(C) Placement(D) Adjustment Pro Forma
                                ----------  -------------- ----------- ------------- ------------ ----------- ----------  ---------
ASSETS
Investments in Real Estate, net  $206,921      $(21,207)   $185,714      $59,035        $11,738    $          $            $256,487
Investment in direct financing
  lease                             1,867                     1,867                                                           1,867
Investment in management
  company                           4,728                     4,728                                                           4,728

Cash and cash equivalents           2,994        10,251      13,245                                                          13,245

Restricted cash                     1,217                     1,217                                                           1,217
Accounts receivable                   580                       580                                                             580
Other assets, net                   2,436                     2,436                                                           2,436
                                 --------      --------    --------      -------        -------    -------    --------     --------
Total assets                     $220,743      $(10,956)   $209,787      $59,035        $11,738    $          $            $280,560
                                 --------      --------    --------      -------        -------    -------    --------     --------
                                 --------      --------    --------      -------        -------    -------    --------     --------
LIABILITIES AND SHAREHOLDERS'
EQUITY
Liabilities:
     Mortgage notes payable       118,343       (16,199)    102,144       36,547         11,738    (17,440)                 132,989
     Accrued expenses and
       other liabilities            3,776                     3,776                                                           3,776

Minority interest                  41,225         2,203      43,428       22,488                                (2,646)(E)   63,270

Shareholders' equity:
     Common stock                       5                         5                                      2                        7
     Warrants                         685                       685                                                             685
     Additional paid-in capital    53,506                    53,506                                 17,438       2,646 (E)   73,590

Cumulative net income               8,011         3,040      11,051                                                          11,051
Cumulative dividends               (4,808)                   (4,808)                                                         (4,808)
                                 --------      --------    --------      -------        -------    -------    --------     --------
     Total shareholders' equity    57,399         3,040      60,439                                 17,440                   80,525
                                 --------      --------    --------      -------        -------    -------    --------     --------
     Total liabilities and
       shareholders' equity      $220,743      $(10,956)   $209,787      $59,035        $11,738    $          $            $280,560
                                 --------      --------    --------      -------        -------    -------    --------     --------
                                 --------      --------    --------      -------        -------    -------    --------     --------

                The accompanying notes and management's assumptions are an integral part of these statements.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

             PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1998

            (Unaudited--in thousands, except Share and Per Share Data)

                                                      The
                                                     Company         1998        The Company,      1998
                                                    Historical   Dispositions(a) As Adjusted   Acquisitions(b)
                                                   -----------   --------------- ------------  ---------------
REVENUE:
   Minimum rent                                     $  5,263        $  (965)      $  4,298       $  2,696
   Tenant reimbursements and other
     income                                              478            (34)           444            509
                                                   ---------        -------       --------       --------
       Total revenue                                   5,741           (999)         4,742          3,205

OPERATING EXPENSES:
   Repairs and maintenance                               121            (63)            58            316
   Property taxes                                        290            (45)           245            209
   Property management fees                              168            (33)           135
   Utilities                                             191            (71)           120             96
   Payroll                                               118            (59)            59
   Other property operations                              54            (11)            43
   General and administrative                            160            (16)           144
   Interest                                              932           (298)           634          1,292
   Depreciation and amortization                       1,915             (5)         1,910            573
                                                   ---------        -------       --------       --------
       Total operating expenses                        3,949           (601)         3,348          2,486

EQUITY IN EARNINGS
  (LOSSES) FROM INVESTMENT IN
  MANAGEMENT COMPANY                                    (162)                         (162)

MINORITY INTEREST                                     (3,617)                       (3,617)

GAINS ON SALE OF PROPERTY                              6,880         (6,880)
                                                   ---------        -------       --------       --------
NET INCOME (LOSS)                                   $  4,893      $  (7,278)     $  (2,385)        $  719
                                                   ---------        -------       --------       --------
                                                   ---------        -------       --------       --------
BASIC EARNINGS PER SHARE                              $  .90
                                                   ---------
                                                   ---------
DILUTED EARNINGS PER SHARE                            $  .87
                                                   ---------
                                                   ---------
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC        5,446,278
                                                   ---------
                                                   ---------
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED      9,802,235
                                                   ---------
                                                   ---------

                                                   Private        Pro Forma      The Company
                                                Placement(c)     Adjustments      Pro Forma
                                                ------------    --------------   -----------
REVENUE:
   Minimum rent                                   $              $               $     6,994
   Tenant reimbursements and other
     income                                                                              953
                                                ------------    --------------   -----------
       Total revenue                                                                   7,947

OPERATING EXPENSES:
   Repairs and maintenance                                                               374
   Property taxes                                                                        454
   Property management fees                                                              135
   Utilities                                                                             216
   Payroll                                                                                59
   Other property operations                                                              43
   General and administrative                                                            144
   Interest                                          (316)                             1,610
   Depreciation and amortization                                                       2,483
                                                ------------    --------------   -----------
       Total operating expenses                      (316)                             5,518

EQUITY IN EARNINGS
  (LOSSES) FROM INVESTMENT IN
  MANAGEMENT COMPANY                                                                    (162)

MINORITY INTEREST                                                     2,620(d)          (997)

GAINS ON SALE OF PROPERTY
                                                ------------    --------------   -----------
NET INCOME (LOSS)                                  $  316          $  2,620         $  1,270
                                                ------------    --------------   -----------
                                                ------------    --------------   -----------
BASIC EARNINGS PER SHARE                                                              $  .19
                                                                                 -----------
                                                                                 -----------
DILUTED EARNINGS PER SHARE                                                            $  .19
                                                                                 -----------
                                                                                 -----------
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC                                        6,538,329
                                                                                 -----------
                                                                                 -----------
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED                                     12,257,226
                                                                                 -----------
                                                                                 -----------

          The accompanying notes and management's assumptions are an integral part of this statement.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

              PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS

                         FOR YEAR ENDED DECEMBER 31, 1997

             (Unaudited--in thousands, except Share and Per Share Data)

                                                       The
                                                     Company          1997            1997                         1998
                                                    Historical   Dispositions(a)  Acquisition(b)   Subtotal    Dispositions(c)
                                                   -----------   ---------------  --------------   --------    ---------------
REVENUE:
   Minimum rent                                     $  7,732         $  (1,457)     $  12,499      $  18,774      $  (5,738)
   Tenant reimbursements and other
     income                                              465                            1,498          1,963            (96)
                                                   ---------         ---------      ---------      ---------      ---------
       Total revenue                                   8,197            (1,457)        13,997         20,737         (5,834)

OPERATING EXPENSES:
   Repairs and maintenance                               427              (116)           895          1,206           (297)
   Property taxes                                        376               (57)           830          1,149           (287)
   Property management fees                              252               (47)                          205           (205)
   Utilities                                             637              (279)           507            865           (342)
   Payroll                                               551              (153)                          398           (398)
   Other property operations                             869              (243)           148            774           (543)
   General and administrative                            732                                             732
   Buyout of employment agreements,
     warrants and options expense                      3,203                                           3,203
   Interest                                            3,134              (845)         4,582          6,871         (2,011)
   Depreciation and amortization                         909              (158)         2,619          3,370           (819)
                                                   ---------         ---------      ---------      ---------      ---------
       Total Operating expenses                       11,090            (1,898)         9,581         18,773         (4,902)


EQUITY IN EARNINGS FROM INVESTMENT
   IN MANAGEMENT COMPANY                                 404              (436)          (392)          (424)

MINORITY INTEREST                                       (876)                                           (876)

GAINS ON SALES OF PROPERTY                             4,608            (4,608)
                                                   ---------         ---------      ---------      ---------      ---------
NET INCOME (LOSS)                                   $  1,243         $  (4,603)      $  4,024         $  664        $  (932)
                                                   ---------         ---------      ---------      ---------      ---------
BASIC EARNINGS PER SHARE                             $  0.92
                                                   ---------
                                                   ---------
DILUTED EARNINGS PER SHARE                           $  0.88
                                                   ---------
                                                   ---------
WEIGHTED AVERAGE SHARES
   OUTSTANDING - BASIC                             1,347,297
                                                   ---------
                                                   ---------

WEIGHTED AVERAGE SHARES
   OUTSTANDING - DILUTED                           2,404,004
                                                   ---------
                                                   ---------
                                                                                    Other
                                                        1998          Private      Pro Form       The Company
                                                   Acquisitions(d)  Placement(e)  Adjustments      Pro Forma
                                                   ---------------  -----------   -----------     -----------
REVENUE:
   Minimum rent                                     $  14,177       $             $                $  27,213
   Tenant reimbursements and other
     income                                             2,059                                          3,926
                                                      -------         --------        -------      ---------
       Total revenue                                   16,236                                         31,139

OPERATING EXPENSES:
   Repairs and maintenance                                977                                          1,886
   Property taxes                                         908                                          1,770
   Property management fees
   Utilities                                              408                                            931
   Payroll
   Other property operations                                                                             231
   General and administrative                                                                            732
   Buyout of employment agreements,
     warrants and options expense                                                      (3,203) (f)
   Interest                                             6,799           (1,264)                       10,395
   Depreciation and amortization                        3,100                                          5,651
                                                      -------         --------        -------      ---------
       Total Operating expenses                        12,192           (1,264)        (3,203)        21,596


EQUITY IN EARNINGS FROM INVESTMENT
   IN MANAGEMENT COMPANY                                                                                (424)

MINORITY INTEREST                                                                      (3,136) (g)    (4,012)

GAINS ON SALES OF PROPERTY
                                                      -------         --------        -------      ---------

NET INCOME (LOSS)                                       4,044         $  1,264          $  67      $   5,107
                                                      -------         --------        -------      ---------
                                                      -------         --------        -------      ---------
BASIC EARNINGS PER SHARE                                                                           $     .79
                                                                                                   ---------
                                                                                                   ---------
DILUTED EARNINGS PER SHARE                                                                         $     .77
                                                                                                   ---------
                                                                                                   ---------

WEIGHTED AVERAGE SHARES
   OUTSTANDING - BASIC                                                                             6,455,332
                                                                                                   ---------
                                                                                                   ---------
WEIGHTED AVERAGE SHARES
   OUTSTANDING - DILUTED                                                                          11,916,417
                                                                                                  ----------
                                                                                                  ----------


          The accompanying notes and management's assumptions are an integral part of this statement.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

              NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                    CONDENSED CONSOLIDATING FINANCIAL INFORMATION


1.   BASIS OF PRESENTATION

     American Real Estate Investment Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust which was organized in the state of Maryland. As of July 10, 1998, the Company owned 49 properties. All but five of the properties are owned directly or indirectly by American Real Estate Investment, L.P. (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and as of March 31, 1998 and July 10, 1998, owned approximately 58% and 56% of the Operating Partnership, respectively.

     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the McBride Portfolio, Penn Square Properties, Inc., the Moran Acquisition Properties, the Northfield Acquisition Properties, the Loew Acquisition Properties, 101 Commerce Drive, the GATX Properties, the Double M Development Properties, the Galesi Properties and the Fed One Industrial Portfolio. In management's opinion, all adjustments necessary to reflect the acquisitions of the McBride Portfolio, Penn Square Properties, Inc., the Moran Acquisition Properties, the Northfield Acquisition Properties, the Loew Acquisition Properties, 101 Commerce Drive, the GATX Properties and the Double M Development Properties, the Galesi Properties, the Fed One Industrial Portfolio and the 1998 Private Placement by the Company have been made. The operating results reflected herein include the historical results and related pro forma adjustments to reflect the period
     January 1, 1997, through the earlier of the respective acquisition date or March 31, 1998 or December 31, 1997. Operating results from those dates forward are included in the historical results of the Company.

2.   ADJUSTMENTS TO PRO FORMA CONSOLIDATING BALANCE SHEET

(A) Reflects the Company's sale on June 24, 1998 of the Quadrangles Village Apartments, a 510-unit apartment building located in Tempe, Arizona for approximately $26,500,000. The sale resulted in a gain of approximately $5,500,000 and net proceeds to the Company of approximately $10,251,000.

(B) Reflects the Company's acquisition of the Galesi Properties for approximately $59,000,000 which was funded through the assumption of $18,036,000 in debt, $18,511,000 from the Company's $150,000,000 revolving credit facility (the "Credit Facility") and the issuance of 1,362,940 OP Units in the Operating Partnership.

(C) Reflects the Company's acquisition of the Fed One Industrial Portfolio on July 1, 1998 for $11,738,000 including closing costs. The purchase price was funded by the Credit Facility.

(D) Reflects the Company's Private Placement on July 9, 1998 for $18,018,841 and the use of net proceeds of $17,440,000 to repay indebtedness under the Credit Facility. The Company issued 1,092,051 shares at a price of $16.50. This price may be subject to future adjustment under the terms of the Subscription Agreements based upon the Company's Common Stock on the earlier of the first business day after the first anniversary of the Closing or the first business day after a Liquidating Event, as defined in the Agreement.

(E) Adjustment to reflect the Company's 56% ownership of the Operating Partnership after Consummation of the Galesi transaction and Private Placement.

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                   CONDENSED CONSOLIDATING FINANCIAL INFORMATION



3. ADJUSTMENTS TO PROFORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1998

(a)  1998 DISPOSITIONS

     Since January 1, 1998, the Company has sold two multi-family properties. This adjustment affects the elimination of the impact on the March 31, 1998 statement of operations for these property dispositions.

     SALE OF AMERICANA LAKEWOOD

     On January 9, 1998, the Company sold a 300-unit multi-family residential property known as Americana Lakewood Apartments, located in the metropolitan Denver area, for a gross sales price of $15,066,000.

     SALE OF THE QUADRANGLES VILLAGE APARTMENTS

     On June 24, 1998, the Company sold the Quadrangles Village Apartments for approximately $26,500,000.

                                                 Americana   Quadrangles
                                                  Lakewood     Village
                                                 Apartments   Apartments       Total
                                                 ----------  -----------      ------
 REVENUE:
      Minimum rent                                      $48         $917         $965
      Tenant reimbursements and other income                          34           34
                                                 ----------  -----------      -------
          Total revenue                                  48          951          999

 OPERATING EXPENSES:
      Repairs and maintenance                             1           62           63
      Property taxes                                      3           42           45
      Property management fees                            2           31           33
      Utilities                                           2           69           71
      Payroll                                             5           54           59
      Other property operations                           6            5           11
      General and administrative                                      16           16
      Interest                                           20          278          298
      Depreciation and amortization                       5                         5
                                                 ----------  -----------      -------
          Total operating expenses                       44          557          601

                                                 ----------  -----------      -------
                                                         $4         $394         $398
                                                 ----------  -----------      -------
                                                 ----------  -----------      -------

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                 CONDENSED CONSOLIDATING FINANCIAL INFORMATION

     (b)  1998 ACQUISITIONS
          This adjustment reflects the pro forma effects of the following acquisitions consummated since January 1, 1998:

          FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                                        101           One         Double M
                                                     Commerce       Philips      Development         GATX        Galesi
                                                       Drive         Drive       Properties       Properties   Properties
                                                      ------        ------       ----------       ----------   ----------
REVENUE:
   Minimum rent                                        $  61         $  26          $  350         $  423       $  1,410
   Tenant reimbursements and other income                                3              78                           424
                                                      ------        ------       ----------       ---------     --------
     Total revenue                                        61            29             428            423          1,834

OPERATING EXPENSES:
   Repairs and maintenance                                                              37                           270
   Property taxes                                                        3              47                           147
   Utilities                                                                            25                            71
   Depreciation and amortization
   Interest expense
                                                      ------        ------       ----------       ---------     --------
     Total operating expenses                                            3             109                           488
                                                      ------        ------       ----------       ---------     --------
     Net income                                        $  61         $  26          $  319         $  423       $  1,346
                                                      ------        ------       ----------       ---------     --------
                                                      ------        ------       ----------       ---------     --------

                                                  Fed One                          1998
                                                 Industrial       Pro Forma    Acquisitions
                                                 Portfolio       Adjustments     Pro Forma
                                                 ----------      -----------   ------------
REVENUE:
   Minimum rent                                    $  426         $             $  2,696
   Tenant reimbursements and other income               4                            509
                                                 --------         ----------    --------
     Total revenue                                    430                          3,205

OPERATING EXPENSES:
   Repairs and maintenance                              9                            316
   Property taxes                                      12                            209
   Utilities                                                                          96
   Depreciation and amortization                                      573 (1)        573
   Interest expense                                                 1,292 (2)      1,292
                                                 --------         ----------    --------
     Total operating expenses                          21           1,865          2,486
                                                 --------         ----------    --------

     Net income                                    $  409         $(1,865)      $    719
                                                 --------         ----------    --------
                                                 --------         ----------    --------

              Footnote explanations appear on the following page.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                 CONDENSED CONSOLIDATING FINANCIAL INFORMATION



Footnotes to 1998 Acquisitions:

     (1) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

     (2)  To record interest expense on mortgage indebtedness as follows:

                                                    Mortgage Amount       Interest Rate (%)
                                                    ---------------       -----------------
           One Philips Drive                          $    7,500               7.03%
           101 Commerce Drive                             17,000               7.03%
           Double M Development Properties                 9,357               7.71%
           GATX Properties                                 8,433               7.71%
           Galesi Properties                              18,036               8.33% to 8.68%
           Galesi Properties                              18,511               7.25%
           Fed One Industrial Properties                  11,738               7.25%

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

             NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                  CONDENSED CONSOLIDATING FINANCIAL INFORMATION

(c) Represents interest expense savings from repayment of the Credit Facility upon the application of the net proceeds from Private Placement.

(d) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 56% of the Operating Partnership after the consummation of the Galesi transactions and the Private Placement. The adjustment to record the income effect of the minority interest share for the three months ended March 31, 1998 in the pro forma statement of operations was computed as follows:


 Pro forma Revenue                                               $    7,947

 Pro forma Operating Expenses                                         5,518

 Pro forma Equity in Loss from equity investment                       (162)
                                                                 ----------
 Pro forma Income before Minority Interest                       $    2,267
                                                                 ----------
                                                                 ----------
 Minority Interest (44%)                                                997

 Minority Interest at March 31, 1998                                  3,617
                                                                 ----------
 Adjustment Required                                             $   (2,620)
                                                                 ----------
                                                                 ----------

                      AMERICAN REAL ESTATE INVESTMENT CORPORATION

               NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                     CONDENSED CONSOLIDATING FINANCIAL INFORMATION

4. ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997

     (a) To reflect the elimination of the statement of operations impact for the year ended December 31, 1997 for the multi-family residential properties which were sold during 1997. The combined results for these properties are shown as follows:

          FOR THE YEAR ENDED DECEMBER 31, 1997:

                                               Timberleaf       Sedona       Emerald Pointe       Total
                                               ----------       ------       --------------       -----
 Revenue                                          $364          $1,093            $               $1,457

 Operating Expenses:
      Repairs and maintenance                       29              87                               116
      Property taxes                                 9              48                                57
      Property management fees                      12              35                                47
      Utilities                                     98             181                               279
      Payroll                                       33             120                               153
      Other property operations                     93             150                               243
      Interest                                      91             307              447              845
      Depreciation                                  45             162              (49)             158
                                                ------          ------            ------         -------
           Total operating expenses                410           1,090              398            1,898

 Equity in earnings from
      investment in partnership                                                     436              436


 Gains on sales of property                        403           3,453              752            4,608
                                                ------          ------            ------         -------
 Net income                                       $357          $3,456             $790           $4,603
                                                ------          ------            ------         -------
                                                ------          ------            ------         -------

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

               NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA

                    CONDENSED CONSOLIDATING FINANCIAL INFORMATION


On February 28, 1997, the Company sold the 450-unit apartment complex known as the Timberleaf Apartments, which was constructed in 1972 and is located in Aurora, Colorado. The gross selling price for this property was approximately $9.1 million. On August 29, 1997, the Company sold the Sedona Apartments, a 276-unit apartment complex constructed in 1971 and located in Denver, Colorado. The property had been acquired by the Company upon its organization as a REIT in 1993. The selling price for the property was $9.2 million.

On September 26, 1997, the Company sold its 50% general partner interest in Emerald Vista Associates, L.P., which owns the 456-unit apartment complex known as the Emerald Pointe Apartments located in San Diego County, California. The selling price for the general partnership interest was $2 million.

The pro forma effects of these property sales are shown above for the year ended December 31, 1997.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

            PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


(b)  1997 ACQUISITIONS

     To reflect the acquisitions of the following properties which occurred during 1997:

     FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                          McBride      Penn Square
                                                         Portfolio      Properties        Dana           Loew
                                                         ---------     -----------       ------         ------
Revenues
   Minimum rents                                           $9,310      $                 $  365         $1,704
   Tenant reimbursements and other
   income                                                   1,098                             7            245
                                                         ---------     -----------       ------         ------

   Total Revenues                                          10,408                           372          1,949

Operating Expenses:
   Maintenance, administration and other                    2,419                                           75
   Real estate taxes                                          516                             1            187
   Insurance                                                                                  6             16
   Depreciation and amortization
   Mortgage and bank loan interest
                                                         ---------     -----------       ------         ------
   Total operating expenses                                 2,935                             7            278

Equity in earnings from investment in
management company                                                          (392)
                                                         ---------     -----------       ------         ------
Net income (loss)                                          $7,473        $  (392)         $ 365         $1,671
                                                         ---------     -----------       ------         ------
                                                         ---------     -----------       ------         ------
                                                                                    1997
                                                                   Pro Forma    Acquisitions
                                                   Northfield     Adjustments    Pro Forma
                                                   ----------     -----------   ------------
Revenues
   Minimum rents                                     $1,120        $              $12,499
   Tenant reimbursements and other
   income                                               148                         1,498
                                                   ----------     -----------   -----------
   Total Revenues                                     1,268                        13,997

Operating Expenses:
   Maintenance, administration and other                173         (1,199) (1)     1,468
   Real estate taxes                                    126                           830
   Insurance                                             60                            82
   Depreciation and amortization                                     2,619  (2)     2,619
   Mortgage and bank loan interest                                   4,582  (3)     4,582
                                                   ----------     -----------   -----------
   Total operating expenses                             359          6,002          9,581

Equity in earnings from investment in
management company                                                                   (392)
                                                   ----------     -----------   -----------
Net income (loss)                                   $   909        $(6,002)        $4,024
                                                   ----------     -----------   -----------
                                                   ----------     -----------   -----------

               Footnote explanations appear on the following page.

                   AMERICAN REAL ESTATE INVESTMENT CORPORATION

                NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION


Footnotes to 1997 Events:

(1) To eliminate non-recurring McBride general and administrative costs which will not be incurred as a result of the future operations of the McBride Portfolio by the Company


     - Property management fees                           $     136,000
     - General and administrative expenses                    1,063,000
                                                          -------------
                                                          $   1,199,000
                                                          -------------
                                                          -------------

(2) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

(3)  To record the following adjustments to interest expense:

     - To record interest expense on the $45,000,000 of assumed McBride
       Portfolio debt at 7.71%                                                       $ 3,300,000

     - To record amortization of $500,000 of deferred financing costs
       over a 10 year period                                                         $    48,000

     - To record interest expense on other indebtedness:

                                                                Principal        Interest Rate
                                                                ---------             (%)
                                                                                      ---
      Dana Building                                         $    1,155,000            7.38%
      Loew Properties                                            2,875,000            8.25%
      Loew Properties                                            4,385,000            8.50%
      Loew Properties                                            3,358,000            8.50%
      Northfield Properties                                      3,500,000            7.25%

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

                  NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

               PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

(c)  1998 DISPOSITIONS

     To reflect the sale in 1998 of the following multi-family assets:

     FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                       Americana              Quadrangles
                                                        Lakewood                Village
                                                       Apartments              Apartments              Total
                                                       ----------              ----------              -----
 Revenues                                              $  2,200                 $3,538                $5,738
 Tenant reimbursements and other income                                             96                    96
                                                       ----------              -------                ------
                                                          2,200                  3,634                 5,834

 Operating expenses:
 Repairs and maintenance                                     56                    241                   297
 Property taxes                                             118                    169                   287
 Property management fees                                    87                    118                   205
 Utilities                                                  107                    235                   342
 Payroll                                                    180                    218                   398
 Other property operations                                  341                    202                   543
 Interest                                                   891                  1,120                 2,011
 Depreciation and amortization                              233                    586                   819
                                                       ----------              -------                ------
      Total operating expenses                            2,013                  2,889                 4,902
                                                       ----------              -------                ------
 Net Income                                             $   187                 $  745                $  932
                                                       ----------              -------                ------
                                                       ----------              -------                ------

                    AMERICAN REAL ESTATE INVESTMENT CORPORATION

                   NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

                  PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

(d)  1998 ACQUISITIONS

     To reflect the following acquisitions which have occurred since January 1, 1998:

     FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                      One       101       Double M                           Fed One                     1998
                                    Philips   Commerce  Development    GATX        Galesi   Industrial   Pro Forma   Acquisitions
                                     Drive     Drive     Properties  Properties  Properties  Portfolio   Adjustments   Pro Forma
                                    -------   --------  -----------  ----------  ---------- ----------   ----------- ------------
 Revenues                            $1,188     $2,788      $1,605     $1,770      $5,193       $1,633   $            $14,177
 Tenant reimbursement and other
   income                               145          4         330                  1,558           22                  2,059
                                    -------   --------  -----------  ----------  ---------- ----------   ----------- ---------
                                      1,333      2,792       1,935      1,770       6,751        1,655                 16,236

 Operating expenses
 Repairs and maintenance                                        59                    882           36                    977
 Property taxes                         145                    196                    521           46                    908
 Utilities                                                     104                    304                                 408
 Interest                                                                                                   6,799(1)    6,799
 Depreciation and amortization                                                                              3,100(2)    3,100
                                    -------   --------  -----------  ----------  ---------- ----------   ----------- ---------
      Total operating expenses          145       --           359       --         1,707           82      9,899      12,192
                                    -------   --------  -----------  ----------  ---------- ----------   ----------- ---------
 Net income (loss)                   $1,188     $2,792      $1,576     $1,770      $5,044       $1,573     $(9,899)    $4,044
                                    -------   --------  -----------  ----------  ---------- ----------   ----------- ---------
                                    -------   --------  -----------  ----------  ---------- ----------   ----------- ---------

             Footnote explanations appear on the following page.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION

                NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

              PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

Footnotes to 1998 Acquisitions:


(1)  To record interest expense on mortgage indebtedness as follows:

                                               Mortgage
                                                Amount      Interest Rate (%)
                                                ------      -----------------
     One Philips Drive                        $7,500,000          7.03%
     101 Commerce Drive                       17,000,000          7.03%
     Double M Development Properties           9,357,000          7.71%
     GATX Properties                           8,433,000          7.71%
     Galesi Properties                        18,036,000          8.33 % to 8.68%
     Galesi Properties                        18,511,000          7.25%
     Fed One Industrial Portfolio             11,738,000          7.25%

(2) To record depreciation on assets acquired and transaction costs capitalized over a useful life of 35 years.

-------------------------------------------------------------------------------

(e) Represents interest expense savings from repayment of the Credit Facility upon the application of net proceeds from Private Placement.

(f) To eliminate the pro forma effect of the non-recurring costs associated with the buyout of certain executives employment agreements and outstanding options and warrants in conjunction with the transactions which occurred on December 12, 1997, related to the Company's reorganization into an office and industrial real estate investment trust.

                     AMERICAN REAL ESTATE INVESTMENT CORPORATION

                   NOTES TO MANAGEMENT'S ASSUMPTIONS TO UNAUDITED

                 PRO FORMA CONDENSED CONSOLIDATING INCOME STATEMENT

(g) To adjust the minority interest's share of income in the Operating Partnership. The Company owns approximately 56% of the Operating Partnership after the consummation of the Galesi transactions and the Private Placement. The adjustment to record the income effect of the minority interest share for the year ended December 31, 1997 in the pro forma statement of operations was computed as follows:

 Proforma Revenue                                                $    31,139

 Proforma Operating Expenses                                          21,596


 Proforma Equity in Loss from Equity Investment                         (424)
                                                                 -----------
 Proforma Income before Minority Interest                        $     9,119
                                                                 -----------
                                                                 -----------
 Minority Interest (44%)                                         $     4,012

 Minority Interest at March 31, 1998                                     876
                                                                 -----------
 Adjustment Required                                             $    (3,136)
                                                                 -----------
                                                                 -----------

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To American Real Estate Investment Corporation:

We have audited the combined statement of revenue and certain expenses of The Galesi Properties, for the year ended December 31, 1997. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K/A of American Real Estate Investment Corporation, as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of The Galesi Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

Philadelphia, Pa.,
  April 1, 1998

                              THE GALESI PROPERTIES

           COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)

                                                                                        For the year
                                                                For the three              ended
                                                                 months ended           December 31,
                                                                March 31, 1998              1997
                                                                --------------          ------------
 REVENUE:                                                        (unaudited)
      Minimum rent (Notes 2 and 3)                                $1,410,000              $5,193,000
      Tenant reimbursements                                          424,000               1,554,000
      Other income                                                                             4,000
                                                                --------------          ------------
           Total revenue                                           1,834,000               6,751,000
                                                                --------------          ------------
 CERTAIN EXPENSES:
      Maintenance and other operating expenses                       270,000                 882,000
      Utilities                                                       71,000                 304,000
      Real estate taxes                                              147,000                 521,000
                                                                --------------          ------------
           Total certain expenses                                    488,000               1,707,000
                                                                --------------          ------------
 REVENUE IN EXCESS OF CERTAIN EXPENSES                            $1,346,000              $5,044,000
                                                                --------------          ------------

    The accompanying notes are an integral part of these financial statements.

                             THE GALESI PROPERTIES

           NOTES TO THE COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                       FOR THE YEAR ENDED DECEMBER 31, 1997

1.   BASIS OF PRESENTATION:

The combined statement of revenue and certain expenses reflects the combined operations of the Columbia properties and the Northeastern Industrial Park properties (collectively the "Properties"). The Properties consist of the Columbia properties (7 buildings) located in Albany, NY, and three industrial buildings located in the Northeastern Industrial Park, which is located in Guilderland, NY. The Properties have an aggregate net rentable area of approximately 780,357 square feet and are 94% leased as of December 31, 1997.

The Properties will be acquired by American Real Estate Investment Corporation (the "Company") under agreements with Columbia Executive Assoc. I, II, III, V, VI, VII, VIII, Northeastern Industrial Park, Inc., and Guilderland Ventures, Inc. (all affiliates of the Galesi Group). This combined statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K/A, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Properties are maintained on an accrual basis. Adjusting entries have been made to present the accompanying financial statement in accordance with generally accepted accounting principles. The accompanying financial statement excludes certain expenses such as interest, depreciation and amortization, and other costs not directly related to the future operations of the Properties in conformity with Rule 3-14 of the Securities and Exchange Commission.

The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The statement of revenue and certain expenses for the three months ended March 31, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

2.   OPERATING LEASES:

Minimum rent presented for the year ended December 31, 1997, includes straight-line adjustments for rental revenue increases in accordance with generally accepted accounting principles. The aggregate rental revenue increase resulting from the straight-line adjustment for the year ended December 31, 1997 was $64,000.

                              THE GALESI PROPERTIES


        NOTES TO THE COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                        FOR THE YEAR ENDED DECEMBER 31, 1997

The following tenants had minimum rental payments greater than 10% of the total minimum rent in 1997:

           Property                                Tenant                                 Minimum Rent
      ------------------          -------------------------------------------            -------------
      3 Columbia Circle           Delmar Publishers, Inc.                                   $758,000
      15 Columbia Circle          The Prudential Insurance Company of America                929,000
      8 Airline Drive             Allstate Insurance Company                                 691,000
      Building 22                 AmeriServe Food Distribution, Inc.                         530,000
      Buildings 8 & 21            Distribution Unlimited, Inc.                               964,000

The Properties are leased to tenants under operating leases with expiration dates extending to the year 2006. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

            1998                                $    5,854,000
            1999                                     5,742,000
            2000                                     5,299,000
            2001                                     5,206,000
            2002                                     4,872,000
            Thereafter                               7,028,000

Certain leases also include provisions requiring tenants to reimburse the Properties for management costs and other operating expenses up to stipulated amounts.

3.   RELATED PARTY TRANSACTIONS:

The Galesi Management Company, a related party, leases 1,016 square feet at 13 Columbia Circle and occupies 660 square feet of storage space at 3 Columbia Circle. No rent was charged to this related party in 1997.

Distribution Unlimited, Inc., a related party, leases 286,400 square feet of net rentable space in two of the buildings in the Northeastern Industrial Park as of December 31, 1997 with a minimum base rent of $964,000.

4.   COMMITMENTS:

Guilderland Ventures, Inc. is obligated under a ground lease agreement for Building 21 with Northeastern Industrial Park, Inc. requiring minimum annual payments of $1,000 in addition to 2% of the gross rental income received from the tenants occupying the property.

                                THE GALESI PROPERTIES

            NOTES TO THE COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                        FOR THE YEAR ENDED DECEMBER 31, 1997

Total ground lease expense paid in 1997 was approximately $19,000 and is included in maintenance and other operating expenses, in the accompanying statements of revenue and certain expenses.

5.   SUBSEQUENT EVENT:

The Company entered into agreements in March 1998 in which certain entities affiliated with The Galesi Group agreed to contribute all their interests in seven office and three industrial properties to American Real Estate Investment, L.P. (the "Company's Operating Partnership"). As consideration for this contribution, the Operating Partnership will issue 1,362,940 units of limited partnership interest in the Operating Partnership, will assume approximately $18,500,000 in debt and will pay $18,000,000 in cash, funded by the Company's revolving credit facility, for an aggregate purchase price of approximately $59,000,000, including closing costs.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To American Real Estate Investment Corporation:

We have audited the statement of revenue and certain expenses of the Fed One Industrial Portfolio, for the year ended December 31, 1997. This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K/A of American Real Estate Investment Corporation, as described in Note 1, and is not intended to be a complete presentation of the Portfolio's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Fed One Industrial Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

Philadelphia, Pa.,
  June 15, 1998

                           FED ONE INDUSTRIAL PORTFOLIO


                STATEMENT OF REVENUE AND CERTAIN EXPENSES (NOTE 1)

                                                        For the Three            For the Year
                                                         Months Ended               Ended
                                                           March 31,             December 31,
                                                             1998                    1997
                                                             ----                    ----
                                                          (unaudited)
 REVENUE:
    Minimum rent (Note 2)                               $       426,393         $    1,632,900
    Tenant reimbursements                                         3,416                 21,796
                                                        ---------------         --------------
      Total revenue                                             429,809              1,654,696
                                                        ---------------         --------------
 CERTAIN EXPENSES:
   Maintenance and other operating expenses                       9,406                 36,047
   Real estate taxes                                             11,413                 45,674
                                                        ---------------         --------------
      Total certain expenses                                     20,819                 81,721
                                                        ---------------         --------------
 REVENUE IN EXCESS OF CERTAIN EXPENSES                  $       408,990         $    1,572,975
                                                        ---------------         --------------
                                                        ---------------         --------------

  The accompanying notes are an integral part of these financial statements.

                          FED ONE INDUSTRIAL PORTFOLIO

             NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                DECEMBER 31, 1997



1.   BASIS OF PRESENTATION:

The statement of revenue and certain expenses reflect the operations of the following properties in the Fed One Industrial Portfolio (the "Portfolio"):


                  Property                                Location
                  --------                                --------
           16725 Square Drive                          Marysville, Ohio
           1030/1037 S. Edgwood Drive                  Urbana, Ohio
           3530 East Pike                              Zanesville, Ohio

The Portfolio is expected to be acquired by American Real Estate Investment Corporation (the "Company") from Fed One of Dayton in June 1998. The Portfolio has an aggregate net rentable area of approximately 633,500 square feet (100% leased as of December 31, 1997). This statement of revenue and certain expenses is to be included in the Company's current report on Form 8-K/A, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Portfolio are maintained on a modified cash basis. Adjusting entries have been made to present the accompanying financial statements in accordance with generally accepted accounting principles. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

The statement of revenue and certain expenses for the three months ended March 31, 1998 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the statement of revenue and certain expenses for the interim period have been included. The results of the interim periods are not necessarily indicative of the results for the full year.

                         FED ONE INDUSTRIAL PORTFOLIO

              NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                              DECEMBER 31, 1997

2.   OPERATING LEASES:

Minimum rent presented for the year ended December 31, 1997, is recorded in accordance with generally accepted accounting principles.

The following tenants account for greater than 10% of minimum rent:

     Property              Tenant             Minimum Rent
     --------              ------             ------------
     Marysville          Midwest                   $388,900
     Urbana              SC Johnson & Son          $384,000
     Zanesville          Owens-Brockway            $860,000

The Portfolio is leased to tenants under operating leases with expiration dates extending to the year 2002. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1997, are as follows:

            1998      $ 1,673,572
            1999        1,321,572
            2000        1,281,441
            2001          840,000
            2002          140,000

Certain leases also include provisions requiring tenants to reimburse the Portfolio for management costs and other operating expenses up to stipulated amounts.

3.   RELATED PARTY TRANSACTIONS:

In 1997 the Company engaged a related party to perform certain repairs and maintenance. Amounts totaling $17,088 were expensed and have been included in the statement of revenue and certain expenses.

4.   SUBSEQUENT EVENT

The Portfolio is under of letter of intent to be purchased by the Company for approximately $11,700,000. The Purchase price will be funded by the Company's revolving credit facility.